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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------
                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              VENTRO CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)
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
                   DELAWARE                                                  77-0465469
    (State of Incorporation or Organization)                              (I.R.S. Employer
                                                                         Identification No.)

               1500 Plymouth Street
            Mountain View, California                                           94043
     (Address of Principal Executive Offices)                                 (Zip Code)


If this form relates to the registration of a class of   If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange     securities pursuant to Section 12(g) of the Exchange Act
Act and is effective pursuant to General Instruction     and is effective pursuant to General Instruction A.(d),
A.(c), please check the following box. [ ]               please check the following box. [X]
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Securities Act registration statement file number to which this form relates:
333-31774
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(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act: None

Securities to be registered pursuant to Section 12(g) of the Act:

                               ----------------
                               (Title of Class)
                    Convertible Subordinated Notes Due 2007

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Item 1:  Description of Registrant's Securities to be Registered

     The description under the heading "Description of Notes" relating to the 6% Convertible Subordinated Notes due 2007 (the "Notes") of Ventro Corporation (the "Registrant"), in the Prospectus included in the Registrant's Registration Statement on Form S-1 (Registration No. 333-31774) (the "Registration Statement on Form S-1") filed with the Securities and Exchange Commission on March 28,
                                                                   ---------
2000, as amended, is incorporated herein by reference.
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Item 2:  Exhibits

     The following exhibits have been filed with the Securities and Exchange
Commission:

     3.1 Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-1.

     3.2 Amended and Restated By-laws of the Registrant, incorporated by reference to Exhibit 3.2 of the Registration Statement on Form S-1.

     4.4 Form of Indenture between the Registrant and State Street Bank and Trust Company of California, N.A., as Trustee, incorporated by reference to Exhibit 4.4 of the Registration Statement on Form S-1.

     4.5  Form of Note (included in Exhibit 4.4), incorporated by reference to
          Exhibit 4.5 of the Registration Statement on Form S-1.
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                                 SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       Ventro Corporation

                                       By:   /s/ David A. Perry
                                          ________________________
                                            President and Chief
                                             Executive Officer

Date:March 29, 2000
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                               INDEX TO EXHIBITS

     3.1 Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-1.

     3.2 Amended and Restated By-laws of the Registrant, incorporated by reference to Exhibit 3.2 of the Registration Statement on Form S-1.

     4.4 Form of Indenture between the Registrant and State Street Bank and Trust Company of California, N.A., as Trustee, incorporated by reference to Exhibit 4.4 of the Registration Statement on Form S-1
 .
     4.5  Form of Note (included in Exhibit 4.4), incorporated by reference to
          Exhibit 4.5 of the Registration Statement on Form S-1.